                                                                  EXHIBIT (z)(2)



Richard F. Powers, III              Managing Director, Chairman and                   New York, NY
                                    Chief Executive Officer;
                                    President of the Funds
John H. Zimmermann, III             Managing Director and President;                  Oakbrook Terrace, IL
                                    Vice President of the Funds
A. Thomas Smith III                 Managing Director, General                        New York, NY
                                    Counsel and Secretary;
                                    Vice President and Secretary of the Funds
Colette M. Saucedo                  Managing Director and                             Houston, TX
                                    Chief Administrative Officer
Dominic C. Martellaro               Managing Director                                 Danville, CA
Steven M. Massoni                   Managing Director                                 Oakbrook Terrace, IL
David M. Swanson                    Managing Director                                 Oakbrook Terrace, IL
Laurence J. Althoff                 Executive Director                                Oakbrook Terrace, IL
Don J. Andrews                      Executive Director & Chief Compliance             Oakbrook Terrace, IL
                                    Officer
Sara L. Badler                      Executive Director;                               New York, NY
                                    Assistant Secretary of the Funds
Patricia A. Bettlach                Executive Director                                Chesterfield, MO
Michael P. Boos                     Executive Director                                Oakbrook Terrace, IL
David S. Hogaboom                   Executive Director                                Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                Oakbrook Terrace, IL
Maura A. McGrath                    Executive Director                                New York, NY
Andrew J. Scherer                   Executive Director                                Oakbrook Terrace, IL
Gwen L. Shaneyfelt                  Executive Director                                Oakbrook Terrace, IL
Robert Watson                       Executive Director                                Oakbrook Terrace, IL
Scott Allen Wentsel                 Executive Director                                Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                                Oakbrook Terrace, IL
Dominick Cogliandro                 Executive Director & Asst. Treasurer              New York, NY
Gary R. DeMoss                      Executive Director                                Oakbrook Terrace, IL
Richard G. Golod                    Executive Director                                Annapolis, MD
Eric J. Hargens                     Executive Director                                Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                                Oakbrook Terrace, IL
David Linton                        Executive Director                                Weston, CT
Carl Mayfield                       Executive Director                                Lakewood, CO
Mark R. McClure                     Executive Director                                Oakbrook Terrace, IL
Robert F. Muller, Jr.               Executive Director                                Cypress, FL
Walter E. Rein                      Executive Director                                Oakbrook Terrace, IL
James J. Ryan                       Executive Director                                Oakbrook Terrace, IL
Elizabeth Vale                      Executive Director                                West Conshohocken, NJ
Robert S. West                      Executive Director                                Oakbrook Terrace, IL
Edward C. Wood, III                 Executive Director                                Oakbrook Terrace. IL
James R. Yount                      Executive Director                                Coto De Caza, CA
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
Thomas Rowley                       1st Vice President                                Oakbrook Terrace, IL
James D. Stevens                    1st Vice President                                North Andover, MA

James K. Ambrosio                   Vice President                                    Lloyd Harbor, NY
George Steven Amidon                Vice President                                    Oakbrook Terrace, IL
Johanna Anders                      Vice President                                    Oakbrook Terrace, IL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Matthew T. Baker                    Vice President                                    Oakbrook Terrace, IL
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Roger J. Bianco                     Vice President                                    Highlands Ranch, CO
Carol S. Biegel                     Vice President                                    Naperville, IL
Brian E. Binder                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
William Edwin Bond                  Vice President                                    New York, NY
Elizabeth M. Brown                  Vice President                                    Houston, TX
Michael Winston Brown               Vice President                                    Colleyville, TX
John T. Browning                    Vice President                                    Oakbrook Terrace, IL
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Hermosa Beach, CA
Scott A. Chriske                    Vice President                                    Safety Harbor, FL
Richard E. Christman                Vice President                                    San Francisco, CA
German Clavijo                      Vice President                                    Tucker, GA
Michael Colston                     Vice President                                    Louisville, KY
Gina Costello                       Vice President & Asst. Secretary                  Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Robert P. Glover                    Vice President                                    Princeton, NJ
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    San Francisco, CA
William G. Harrigan                 Vice President                                    New York, NY
Michael D. Hibsch                   Vice President                                    Nashville, TN
Kevin P. Holleron                   Vice President                                    Oakbrook Terrace, IL
Michelle Huber                      Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Nancy Johannsen                     Vice President                                    Oakbrook Terrace, IL
Laurie L. Jones                     Vice President                                    Houston, TX
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Louis Gregory Kafkes                Vice President                                    Oakbrook Terrace, IL
Thomas Patrick Kelly                Vice President                                    Oakbrook Terrace, IL
Robert Daniel Kendall               Vice President                                    Oakbrook Terrace, IL
Gary F. Kleinschmidt                Vice President                                    Chalfont, PA
Frederick Kohly                     Vice President                                    Miami, FL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Tony E. Leal                        Vice President                                    Houston, TX

Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                River Forest, IL
Christopher Mackay                  Vice President                                Ann Arbor, MI
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Eric J. Marmoll                     Vice President                                Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                                San Francisco, CA
John Mills                          Vice President                                Kenner, LA
Elisa R. Mitchell                   Vice President & Assistant Secretary          Oakbrook Terrace, IL
Stuart R. Moehlman                  Vice President                                Houston, TX
Alexis Montoya                      Vice President                                New York, NY
Sterling Tyler Moore                Vice President                                San Francisco, CA
Lance O'Brian Murphy                Vice President                                Dallas, TX
Grant R. Myers                      Vice President                                Houston, TX
Elizabeth A. Nelson                 Vice President & Assistant Secretary          Oakbrook Terrace, IL
Peter Nicholas                      Vice President                                Marblehead, MA
James A. O'Brien                    Vice President                                Rochester, NY
Mark E. O'Donnell                   Vice President                                Watertown, MA
Timothy Jay Ott                     Vice President                                Highland, VA
Pete Papageorgakis                  Vice President                                Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Bellaire, TX
Paul R. Peterson                    Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Downingtown, PA
Shannon C. Poley                    Vice President                                Oakbrook, IL
Ronald E. Pratt                     Vice President                                Alpharetta, GA
Theresa Marie Renn                  Vice President                                Oakbrook Terrace, IL
Kevin Wayne Reszel                  Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Suzette N. Rothberg                 Vice President                                Maple Grove, MN
Jason F. Ruimerman                  Vice President                                Salem, MA
Thomas J. Sauerborn                 Vice President                                New York, NY
Diane Saxon                         Vice President & Assistant Treasurer          Oakbrook Terrace, IL
Maura Scherer                       Vice President                                Oakbrook Terrace, IL
Stanley S. Schiewe                  Vice President                                Keller, TX
Timothy M. Scholten                 Vice President                                New Albany, OH
Robert Schumacher                   Vice President                                Oakbrook Terrace, IL
Frank Skubic                        Vice President                                San Francisco, CA
Heather Smith                       Vice President                                Richmond, VA
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Tarzana, CA
Terry L. Swenson                    Vice President                                Amery, WI
Brian S. Terwilliger                Vice President                                Oakbrook Terrace, IL
Joseph L. Thomas                    Vice President                                San Diego, CA
Albert L. Thompson                  Vice President                                Oakbrook Terrace, IL
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Hugh C. Triplett                    Vice President                                Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Brett Van Bortel                    Vice President                                Oakbrook Terrace, IL
Larry Brian Vickrey                 Vice President                                Houston, TX
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Sharon Wells Coicou                 Vice President                                New York, NY
Steven P. Werner                    Vice President                                Mission Viejo, CA
Harold Whitworth, III               Vice President                                Liberty Township, OH
Joel John Wilczewski                Vice President                                Franklin, TN
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Chandler, AZ
Lynn Chadderton                     Asst. Vice President                          Valrico, FL
Regina Coleman                      Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Doss                     Asst. Vice President                          Houston, TX
Tammy Echevarria-Davis              Asst. Vice President                          Oakbrook Terrace, IL
Craig S. Falduto                    Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Thomas Johnson                      Asst. Vice President                          New York NY
Christine K. Putong                 Asst. Vice President & Asst. Secretary        Oakbrook Terrace, IL
Dennis M. Rady                      Asst. Vice President                          Oakbrook Terrace, IL
Leah Richardson                     Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Laurel Shipes                       Asst. Vice President                          Duluth, GA
Michael Trizil                      Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Judy Wooley                         Asst. Vice President                          Houston, TX



Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
Scott P. Pedersen                   Assistant Secretary                           Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Richard F. Powers, III              Director                                      New York, NY
A. Thomas Smith III                 Director                                      New York, NY
John H. Zimmermann, III             Director                                      Oakbrook Terrace, IL